SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2004

                       World Wrestling Entertainment, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                          000-27639                   04-2693383
----------------------------         --------------          -------------------
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                    File Number)            Identification No.)


                    1241 East Main Street, Stamford, CT 06902
           ----------------------------------------------- ----------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

/  /  Written communications pursuant  to   Rule 425  under  the  Securities Act
      (17 CFR 230.425)
/  /  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
/  /  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange Act (17 CFR 240.14d-2(b))
/  /  Pre-commencement communications  pursuant  to  Rule  13e-4(c)   under  the
      Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

     On October 29, 2004, the World Wide Fund for Nature (the "Fund") filed a claim for damages in the English High Court with respect to its suit initiated in April 2000 against us originally seeking injunctive relief and unspecified damages for alleged breaches of a 1994 agreement between the Fund and us regarding the use of the initials "wwf." The Fund in its recent filing seeks actual damages for legal and other costs of approximately $575,000 and further asserts substantial monetary claims in an amount calculated as a royalty based on percentages of certain of our revenue streams.

     We strongly dispute that the Fund has suffered any damages. We believe that we have strong defenses to the Fund's unwarranted monetary claims and will vigorously defend against them. The potential impact of an unfavorable outcome of the Fund's monetary claims on our financial condition, results of operations or liquidity cannot be determined at this time. However, if the Fund's legal basis for its monetary claims were to be accepted and approved by the Court, the impact could be material. A hearing has been scheduled on the Fund's claims for January 11, 2005.

     Since November 2002 we have complied with an injunction entered in that suit barring us from using our former "wwf" website addresses and our former scratch logo. For additional information regarding the World Wide Fund for Nature legal proceedings, reference is made in the disclosure in Note 10 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended April 30, 2004.

Item 9.01  Financial Statements and Exhibits

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Exhibits

                99.1  Press Release dated November 8, 2004.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WORLD WRESTLING ENTERTAINMENT, INC.



                                             By:   /s/ Edward L. Kaufman
                                                   -----------------------------

                                                   Edward L. Kaufman
                                                   Executive Vice President and
                                                   General Counsel

Dated:  November 8, 2004